                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 27, 1997
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                Date of Report (Date of earliest event reported)


                               PULTE CORPORATION
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             (Exact name of registrant as specified in its charter)


       Michigan                    1-9804                  38-2766606
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(State or other jurisdiction     (Commission             (IRS Employer
of incorporation)                File Number)            Identification No.)

33 Bloomfield Hills Pkwy., Suite 200, Bloomfield Hills, Michigan       48304
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        (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code     (248) 647-2750
                                                   -----------------------------

                               Not Applicable
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        (Former name or former address, if changed since last report)

                                    FORM 8-K


Item 5.  Other Events.

         On August 27, 1997, Pulte Corporation (the "Company") entered into an indenture supplement with The Bank of New York as Successor Trustee to NationsBank of Georgia, National Association, concerning $100,000,000 aggregated principal amount of 7% senior notes of the Company due 2003, and $115,000,000 aggregated principal amount of 8-3/8% senior notes of the Company due 2004.

         On August 27, 1997, the Company entered into an indenture supplement with The First National Bank of Chicago, a national banking association, concerning $125,000,000 aggregated principal amount of 7.3% senior notes of the Company due 2005.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         4.1 Indenture supplement (to indenture filed as Exhibit 4.1 to registration statement on Form S-3 (33-71742)).
         4.2 Indenture supplement (to indenture filed as Exhibit 1 to Form 8-K dated October 20, 1995).

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PULTE CORPORATION



                                     By:  /s/ JOHN R. STOLLER
                                        ------------------------------------
                                              John R. Stoller
                                              Vice President, General Counsel
                                              and Secretary

Dated:  August 27, 1997

                                 EXHIBITS INDEX


 EXHIBIT
   NO.                                     DESCRIPTION
-----------      --------------------------------------------------------------
4.1              Indenture supplement (to indenture filed as Exhibit 4.1 to registration statement on Form S-3 (33-71742)).

4.2 Indenture supplement (to indenture filed as Exhibit 1 to Form 8-K dated October 20, 1995).
